Exhibit 10.10(b)


                        AMENDMENT TO MANAGEMENT AGREEMENT

     AMENDMENT, dated as of January 21, 2002, to the Management Agreement, dated as of May 26, 1993 (the "Management Agreement") by and among Finlay Enterprises, Inc., a Delaware corporation, Finlay Fine Jewelry Corporation, a Delaware corporation, and Desai Capital Management Corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto mutually desire to amend the Management Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. The provisions of Section 5.1(b) of the Management Agreement shall be amended so that, effective as of February 1, 2002, the annual Management Fee referred to therein shall be changed from "$60,000" to "$30,000". Accordingly, commencing on February 1, 2002, the amount of each monthly installment of the Management Fee shall be $2,500.

     2. Except as amended hereby, the Management Agreement shall remain in full force and effect, without change or modification.

     3. This instrument may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4. Any term defined in the Management Agreement and not otherwise defined herein shall have the meaning set forth in the Management Agreement.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the day and year first above written.


                                     DESAI CAPITAL MANAGEMENT CORPORATION


                                     By: /s/ Rohit M. Desai
                                        --------------------------------------
                                        Name:  Rohit M. Desai
                                        Title: President & CEO, Desai Capital
                                                 Management Incorporated


                                     FINLAY ENTERPRISES, INC.


                                     By: /s/ Arthur E. Reiner
                                        --------------------------------------
                                        Name:  Arthur E. Reiner
                                        Title: Chairman & CEO


                                     FINLAY FINE JEWELRY CORPORATION


                                     By: /s/ Bonni G. Davis
                                        --------------------------------------
                                        Name:  Bonni G. Davis
                                        Title: Vice President, Secretary &
                                                 General Counsel